Execution Version

Exhibit 10.49

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE LAWS.

COMMON STOCK PURCHASE WARRANT

Warrant No. A-1	Number of Shares: 9,756,098 shares
Common Stock

CAMAC ENERGY INC.

Effective as of March 11, 2015

Void after March 11, 2020

1. Issuance. This Common Stock Purchase Warrant (the “Warrant”) is issued to Allied Energy Plc, a company incorporated in the Republic of Nigeria, by CAMAC Energy Inc., a Delaware corporation (hereinafter with its successors called the “Company”).

2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $0.41 (the “Purchase Price”), up to a maximum of 9,756,098 fully paid and nonassessable shares of the Company’s Common Stock, $0.001 par value (the “Common Stock”). Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

3. Payment of Purchase Price. The Purchase Price may be paid in cash or by check.

4. Cashless Exercise Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the cashless exercise election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X=	Y (A-B)
A

where:	X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 4.

	Y =	the number of shares of Common Stock covered by this Warrant in respect of which the cashless exercise election is made pursuant to this Section 4.

	A =	the Fair Market Value (defined below) of one share of Common Stock as determined at the time the cashless exercise election is made pursuant to this Section 4.

	B =	the Purchase Price in effect under this Warrant at the time the cashless exercise election is made pursuant to this Section 4.

Execution Version

“Fair Market Value” of a share of Common Stock as of the date that the cashless exercise election is made (the “Determination Date”) shall mean:

(a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending two trading days prior to the Determination Date;

(b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending two trading days prior to the Determination Date; and

(c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.

5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

6. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this Section 6, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

7. Expiration Date; Automatic Exercise. This Warrant shall expire (the “Expiration Date”) at the close of business on September 26, 2019.

8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

10. [Reserved.]

11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the cashless exercise election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

Execution Version

12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

13. Notices of Record Date, Etc. In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

(b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) days prior to the date specified in such notice on which any such action is to be taken.

14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

(a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

(b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

(c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

(d) Except as set forth in the Company’s filings with the U.S. Securities and Exchange Commission, there are no outstanding (i) options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its subsidiaries, or (ii) contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional capital stock of the Company or any of its subsidiaries or (iii) options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of any of the Company or any of its subsidiaries as a result of this Warrant or the exercise thereof.

15. Amendment. The terms and provisions of this Warrant may be amended, modified or waived only by a written instrument duly executed by the Company and the Holder.

16. Representations and Covenants of the Holder. This Common Stock Purchase Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

(a) Investment Purpose. The right to acquire Common Stock contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

Execution Version

(b) Accredited Investor. Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and/or is not a “US Person” within the meaning of Regulation S promulgated under the Act.

(c) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the grounds that the issuance contemplated by this Warrant will be exempt from the registration and qualification requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 16.

(d) Financial Risk. The Holder has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment. The Holder has not relied upon any representations, warranties or agreements by the Company or any of its affiliates, other than those expressly set forth in this Common Stock Purchase Warrant. The Holder acknowledges that an investment in the Company is speculative and involves a high degree of risk. The Holder is able to bear the economic risk of holding its investment for an indefinite period of time and can afford to suffer a complete loss of its investment. The Holder is not relying on the Company or any of its representatives for legal, investment, tax or other advice.

(e) Stockholder Rights. Unless otherwise specified herein or in another agreement between the Company and Holder, until exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

17. Notices, Transfers, Etc.

(a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.

(b) Subject to compliance with Section 18 below and the applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

(c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

18. Transfer of Shares.

(a) “Restricted Shares” means (a) this Warrant, (b) the shares of Common Stock issued or issuable upon exercise of this Warrant, and (c) any other shares of capital stock of the Company issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Restricted Shares shall cease to be Restricted Shares (x) upon any sale pursuant to a registration statement under the 1933 Act, Section 4(1) of the 1933 Act or Rule 144 under the 1933 Act or (y) at such time as they become eligible for sale under Rule 144 under the 1933 Act.

(b) Restricted Shares shall not be sold or transferred unless either (i) they first shall have been registered under the 1933 Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company if requested by the Company or its transfer agent, to the effect that such sale or transfer is exempt from the registration requirements of the 1933 Act.

Execution Version

(c) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by the Holder to an Affiliated Party (as such term is defined below) of the Holder, (ii) a transfer by the Holder which is a partnership to a partner of such partnership; provided that the transferee in each case agrees in writing to be subject to the terms of this Section 19 to the same extent as if it were the original Holder hereunder, or (iii) a transfer made in accordance with Rule 144 under the 1933 Act. For purposes of this Agreement “Affiliated Party” shall mean, with respect to Holder, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with Holder, including, without limitation, any general partner, officer, manager or director of Holder and any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company as, Holder.

(d) Each certificate representing Restricted Shares shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

The foregoing legend shall be removed from the certificates representing any Restricted Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144 under the 1933 Act.

(e) The Holder shall have certain registration rights with respect to the Common Stock issued or issuable hereunder.  The registration rights will be defined in a registration rights agreement, substantially in the form of the registration rights agreement between the Holder and the Maker dated February 21, 2014.

19. No Impairment. The Company will not, without the prior written consent of the Holder by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

20. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware.

21. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

22. Business Days. If the last or appointed day for the taking of any action required of the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

CAMAC ENERGY INC.		ALLIED ENERGY PLC

By:	/s/ Earl W. McNiel	By:	/s/ Kamoru Lawal

Name:	Earl W. McNiel	Name:	Kamoru Lawal

Title:	Senior Vice President	Title:	Director

NOTICE OF EXERCISE

To:CAMAC ENERGY INC.

(1)The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] [if permitted] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 4, to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Section 4.

(3)Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________ whose address is

_____________________________________________________________________________________________.

_____________________________________________________________________________________________

	Dated:	,
Holder’s Signature:
Holder’s Address:

Signature Guaranteed:  _________________________________________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.